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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-01494
-----------------------------------------------------------------

                      GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/05
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

S&S PROGRAM

Program Mutual Fund

Income Fund


Annual Report
December 31, 2005




[GE LOGO OMITTED]

Contents
--------------------------------------------------------------------------------





MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   PROGRAM MUTUAL FUND.................................................     1

   INCOME FUND.........................................................     8

NOTES TO PERFORMANCE...................................................    26

NOTES TO SCHEDULES OF INVESTMENTS......................................    27

FINANCIAL STATEMENTS

   Financial Highlights................................................    28

   Statements of Assets and Liabilities................................    30

   Statements of Operations............................................    31

   Statements of Changes in Net Assets.................................    32

   Notes to Financial Statements.......................................    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................    40

TAX INFORMATION........................................................    41

ADVISORY AGREEMENT RENEWAL.............................................    42

ADDITIONAL INFORMATION.................................................    45

INVESTMENT TEAM........................................................    48

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------
                                                                             Q&A

DAVID CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT WITH GE ASSET MANAGEMENT RESPONSIBLE FOR MANAGING THE OVERALL U.S. EQUITY INVESTMENTS. HE JOINED GE IN 1980 AS PART OF THE GE FINANCIAL MANAGEMENT PROGRAM. DAVE IS A TRUSTEE OF THE GE PENSION TRUST, GE CANADA PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS.


Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the GE S&S Program Mutual Fund returned 2.95%. The S&P 500 Index, the Fund's benchmark, returned 4.92% and the Fund's Lipper peer group of 890 Large-Cap Core funds returned an average of 4.85% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. In the past twelve months, skyrocketing energy prices have weighed on the stock market, and this concern intensified in the second half of the year, as two major hurricanes disrupted U.S. petroleum production. With crude oil above $60 a barrel, investors worried about the economy slowing. Against this backdrop, the Federal Reserve Board endeavored to dampen the inflationary effects of high energy costs, and tightened short rates at a measured pace throughout the year. Within the stock market, energy stocks remained strong (despite a 4th quarter pullback as commodity prices moderated), many cyclical stocks declined, and less cyclical stocks such as utilities and health care outperformed. Financials rallied late in the year, as the market contemplated an end to the Federal Reserve's tightening cycle. Large-cap stocks continued to lag the broad market, and Value stocks once again outperformed growth stocks - although the Russell 1000 Growth beat the Russell 1000 Value in the last three quarters of the year.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Our diversified large-cap strategy has been challenged in the past year's market environment where small and mid-cap names have led performance. In addition, the very



                                                [PHOTO OF DAVID CARLSON OMITTED]
--------------------------------------------------------------------------------
                                                                               1

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------
                                                                             Q&A

    highest quality companies, those rated A by Standard & Poor's, have underperformed B- and C-rated companies by -4.3% and -6.3% respectively. The lower quality companies that have led performance this year generally do not fit our selection criteria, creating a further headwind. However, over the 12-month period, large-cap companies with steady earnings growth prospects traded at a discount to their historic valuation ranges making them attractive long-term investments.

    The energy sector not only led the market's returns during the past 12-months, but also contributed most to the Fund's performance, led by Burlington Resources (+99%), EnCana (+69%) and Schlumberger (+47%). The Fund's basic materials holdings also outperformed, with copper and gold mining company, Freeport McMoran (+49%) and agricultural products innovator, Monsanto (+41%) contributing to sector strength.

    However, the Fund's technology, health care and financials holdings more than offset the strength in energy and materials. Underweighting high-flying consumer-oriented technology companies hurt the Fund's performance this year. Preferring the relatively steady returns offered by technology services companies, we overweighted names like First Data (+2%) that underperformed. We have also leaned towards tech companies that derive a majority of revenues from enterprise spending, a trend that had hurt the Fund's performance in 2005 but could help as consumer spending slows. In health care, our pharmaceutical holdings have lagged, including Abbott Labs (-13%) and Pfizer (-11%). We continued to like the dividend yields and attractive valuations among pharmaceutical companies, especially as we face the prospect of slowing earnings growth in the year ahead. In financials, Fannie Mae (-30%) contributed negatively in the midst of regulatory issues. Although we reduced our Fannie Mae position in light of the risks, we have met with company management over the past year and will continue to closely monitor Fannie Mae for changes to our investment thesis.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Despite recent challenges, we remained highly committed to investing in high quality large-cap stocks with predictable and steady earnings growth. As energy prices have soared and interest rates have risen, we have increased our exposure to the less cyclical health care sector. Valuation compression in the markets has also given us the opportunity to increase our exposure to information technology, a sector with above-average earnings growth. Given a more financially challenged consumer, we have been cautious on consumer-related sectors, and favor industries with sustainable growth prospects (e.g., specialty retail), or where valuations have been compressed (e.g., media). We have gone from a market-weight to an underweight in financials, including reducing our position within Fannie Mae, a key detractor from this year's performance. We have also increased our weighting in the materials-space, which has benefited from high commodity costs.

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2005 - DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                 THE PERIOD ($)             THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,039.79                       0.37
---------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)             1,000.00                      1,024.54                       0.37
---------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.07% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX-MONTH PERIOD).
** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 3.98%.

GE S&S Program Mutual Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

          GE S&S Program Mutual Fund (ending value $24,848)       S&P 500 Index (ending value $23,861)
12/95     $10,000.00                                              $10,000.00
12/96      12,305.19                                               12,311.39
12/97      16,375.09                                               16,409.82
12/98      20,268.72                                               21,119.11
12/99      24,269.62                                               25,568.45
12/00      24,284.85                                               23,220.38
12/01      22,163.85                                               20,454.37
12/02      17,973.44                                               15,933.57
12/03      22,245.28                                               20,510.99
12/04      24,136.31                                               22,742.86
12/05      24,847.82                                               23,861.46

            AVERAGE ANNUAL TOTAL RETURN
      FOR THE PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------
                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
------------------------------------------------
GE S&S Program
   Mutual Fund        2.95%     0.46%    9.53%

S&P 500 Index         4.92%     0.55%    9.09%





                               INVESTMENT PROFILE
A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S.
                                   companies.

           TOP TEN HOLDINGS
        AS OF DECEMBER 31, 2005
        AS A % OF MARKET VALUE
----------------------------------------
Microsoft Corp.                  3.70%
----------------------------------------
Exxon Mobil Corp.                3.18%
----------------------------------------
Pfizer Inc.                      2.64%
----------------------------------------
First Data Corp.                 2.52%
----------------------------------------
Bank of America Corp.            2.44%
----------------------------------------
Johnson & Johnson                2.27%
----------------------------------------
PepsiCo, Inc.                    2.08%
----------------------------------------
Schlumberger Ltd.                1.89%
----------------------------------------
Abbott Laboratories              1.87%
----------------------------------------
Viacom Inc. (Class B)            1.82%
----------------------------------------


--------------------------------------------------------------------------------

                          LIPPER PERFORMANCE COMPARISON
                            LARGE CAP CORE PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/05

                                             ONE     FIVE     TEN
                                            YEAR     YEAR    YEAR

  Fund's rank in peer group: ..............  655     176       30

  Number of Funds in peer group: ..........  890     619      229

  Peer group average annual total return: .  4.85%  (0.95%)   7.59%

--------------------------------------------------------------------------------




SEE NOTES TO PERFORMANCE ON PAGE 26 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GE S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $4,113,777 AS OF DECEMBER 31, 2005.


               [PIE CHART OMITTED]

Information Technology                 17.6%
Financials                             17.2%
Healthcare                             13.9%
Consumer Discretionary                 12.4%
Industrials                             9.9%
Consumer Staples                        9.0%
Energy                                  9.0%
Materials                               4.3%
Telecommunication Services              2.4%
Utilities                               2.2%
Short-Term                              2.1%



--------------------------------------------------------------------------------
                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.5%

Bed Bath & Beyond, Inc. ...    551,548  $   19,938 (a)
Cablevision Systems Corp.
   (Class A) ..............    254,019       5,962 (a)
Carnival Corp. ............    724,589      38,744
Comcast Corp. (Class A) ...  2,609,092      67,028 (a)
Comcast Corp. (Class A) ...     15,779         410 (a)
Discovery Holding Co.
   (Series A) .............    217,888       3,301 (a,j)
eBay, Inc. ................    178,249       7,709 (a)
Kohl's Corp. ..............    183,477       8,917 (a)
Koninklijke Philips
   Electronics N.V. ADR ...    489,797      15,233
Liberty Global, Inc.
   (Series C) .............    585,093      12,404 (a)
Liberty Global, Inc.
   (Series A) .............    456,492      10,271 (a)
Liberty Media Corp.
   (Series A) .............  6,009,870      47,298 (a)
Lowe's Companies, Inc. ....    362,651      24,174
Marriott International Inc.
   (Class A) ..............    183,157      12,266
News Corp. (Class A) ......    772,766      12,016
Omnicom Group, Inc. .......    418,830      35,655


--------------------------------------------------------------------------------
                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
Ross Stores, Inc. .........    315,599  $    9,121
Target Corp. ..............    683,445      37,569 (j)
The Home Depot, Inc. ......  1,110,229      44,942
Time Warner Inc. ..........  1,236,425      21,563
Viacom Inc. (Class B) .....  2,296,677      74,872
                                           509,393

CONSUMER STAPLES -- 9.1%

Altria Group, Inc. ........     36,997       2,764
Anheuser-Busch
   Companies, Inc. ........     72,664       3,122
Clorox Co. ................    975,152      55,476
Colgate-Palmolive Co. .....    961,629      52,745
General Mills, Inc. .......    217,656      10,735
Kellogg Co. ...............    730,190      31,559 (j)
Kimberly-Clark Corp. ......    362,889      21,646 (j)
PepsiCo, Inc. .............  1,451,438      85,751
Procter & Gamble Co. ......    325,750      18,854
Sara Lee Corp. ............    725,227      13,707
The Coca-Cola Co. .........  1,646,518      66,371
Wal-Mart Stores, Inc. .....    174,073       8,147
                                           370,877

ENERGY -- 9.1%

Amerada Hess Corp. ........    184,788      23,435
Burlington Resources, Inc.     452,210      38,980
EnCana Corp. ..............    280,154      12,652
EOG Resources, Inc. .......    145,042      10,642
Exxon Mobil Corp. .........  2,329,243     130,834
Halliburton Co. ...........    795,893      49,313
Occidental Petroleum Corp.     326,450      26,077
Schlumberger Ltd. .........    799,107      77,633 (j)
                                           369,566

FINANCIALS -- 17.4%

AFLAC Incorporated ........    397,585      18,456
Allstate Corp. ............    775,972      41,957 (j)
American International
   Group, Inc. ............  1,041,988      71,095
Bank of America Corp. .....  2,177,969     100,513
Berkshire Hathaway, Inc.
   (Class B) ..............      6,282      18,441 (a)
BlackRock, Inc. (Class A) .     61,715       6,695 (j)
Chubb Corp. ...............    389,469      38,032
Citigroup, Inc. ...........  1,401,464      68,013


---------

See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
Federal Home Loan
   Mortgage Corp. .........    278,976  $   18,231
Federal National
   Mortgage Assoc. ........    851,220      41,548
HCC Insurance Holdings, Inc.   203,201       6,031 (j)
JPMorgan Chase & Co. ......     97,991       3,889
MBNA Corp. ................  1,023,766      27,795
Mellon Financial Corp. ....  1,156,169      39,599
Merrill Lynch & Company, Inc.  595,927      40,362
Morgan Stanley ............    512,210      29,063
Principal Financial Group .    174,951       8,298
Prudential Financial, Inc.     150,591      11,022
SLM Corp. .................    188,808      10,401
State Street Corp. ........  1,191,706      66,068 (e,j)
SunTrust Banks, Inc. ......    502,656      36,573
Wells Fargo & Co. .........    108,869       6,840
                                           708,922

HEALTHCARE -- 14.1%

Abbott Laboratories .......  1,946,174      76,738
Aetna, Inc. ...............    456,204      43,025
Amgen, Inc. ...............    635,788      50,138 (a)
Boston Scientific Corp. ...    183,477       4,493 (a)
Bristol-Myers Squibb Co. ..     72,716       1,671
Eli Lilly & Co. ...........    225,885      12,783
GlaxoSmithKline PLC ADR ...    394,660      19,922
HCA Inc. ..................    108,796       5,494 (j)
Johnson & Johnson .........  1,553,979      93,394
LIncare Holdings Inc. .....    470,983      19,739 (a)
Medco Health Solutions, Inc.   253,956      14,171 (a)
Medtronic Inc. ............    158,891       9,147
Novartis AG ADR ...........    210,404      11,042
Pfizer Inc. ...............  4,656,980     108,601
Smith & Nephew PLC ADR ....    100,912       4,677 (j)
UnitedHealth Group
   Incorporated ...........    511,699      31,797
Wyeth .....................  1,449,111      66,760
                                           573,592

INDUSTRIALS -- 9.9%

ABB Ltd. ADR ..............    979,035       9,516 (a)
Burlington Northern
   Santa Fe Corp. .........    190,219      13,471
Cooper Industries Ltd. ....     92,432       6,748
Corinthian Colleges, Inc. .    320,545       3,776 (a,j)


--------------------------------------------------------------------------------
                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
Danaher Corp. .............    370,235  $   20,652 (j)
Deere & Co. ...............    337,426      22,982
Dover Corp. ...............  1,289,026      52,193
Eaton Corp. ...............    760,974      51,054 (j)
Emerson Electric Co. ......    186,130      13,904
General Dynamics Corp. ....    104,097      11,872
Honeywell International Inc.    95,109       3,543
ITT Industries, Inc. ......    154,199      15,855
Northrop Grumman Corp. ....    344,773      20,724
Rockwell Collins, Inc. ....     76,088       3,536
Southwest Airlines Co. ....  1,007,259      16,549 (j)
Textron Inc. ..............    292,148      22,490 (j)
3M Co. ....................     59,443       4,607
Tyco International Ltd. ...  1,760,869      50,819
United Technologies Corp. .    968,957      54,174
Waste Management, Inc. ....    225,427       6,842
                                           405,307

INFORMATION TECHNOLOGY -- 17.7%

Activision, Inc. ..........    253,827       3,488 (a)
Analog Devices, Inc. ......    911,483      32,695
Applied Materials, Inc. ...    362,883       6,510
Automatic Data
   Processing, Inc. .......    499,161      22,906
Certegy, Inc. .............    199,536       8,093 (j)
Checkfree Corp. ...........    108,885       4,998 (a)
Cisco Systems, Inc. .......  2,575,692      44,096 (a)
Dell Inc. .................    772,652      23,172 (a)
EMC Corporation ...........  2,054,917      27,988 (a)
First Data Corp. ..........  2,408,220     103,578
Hewlett-Packard Co. .......    286,042       8,189
Intel Corp. ...............  1,955,582      48,811
International Business
   Machines Corp. .........    406,361      33,403
Intuit Inc. ...............    927,632      49,443 (a,j)
Linear Technology Corp. ...    311,314      11,229
Microsoft Corp. ...........  5,824,553     152,312
Molex Inc. (Class A) ......  1,288,158      31,676 (j)
Novell, Inc. ..............    475,548       4,199 (a,j)
Novellus Systems, Inc. ....    571,620      13,787 (a)
Oracle Corp. ..............  5,583,961      68,180 (a)
Sun Microsystems, Inc. ....  1,355,312       5,679 (a)
Xerox Corp. ...............    507,931       7,441 (a)
Yahoo! Inc. ...............    264,233      10,353 (a)
                                           722,226




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

MATERIALS -- 4.3%

Air Products & Chemicals, Inc. 262,682  $   15,548 (j)
Alcan Inc. ................     95,109       3,895 (j)
Alcoa Inc. ................    190,219       5,625 (j)
Barrick Gold Corp. ........    545,556      15,205 (j)
Dow Chemical Co. ..........    263,088      11,528
Freeport-McMoRan Copper &
   Gold Inc. (Class B) ....    539,240      29,011
MeadWestvaco Corp. ........    145,043       4,066
Monsanto Co. ..............    628,943      48,762
Newmont Mining Corp. ......    376,148      20,086
Praxair, Inc. .............    224,281      11,878 (j)
Weyerhaeuser Co. ..........    147,420       9,780
                                           175,384

TELECOMMUNICATION SERVICES -- 2.5%

Alltel Corp. ..............    489,482      30,886
Sprint Corporation ........  1,058,913      24,736
Verizon Communications Inc.    285,329       8,594
Vodafone Group PLC ADR ....  1,698,547      36,468
                                           100,684

UTILITIES -- 2.3%

American Electric Power
   Company, Inc. ..........    196,006       7,270
Constellation Energy
   Group, Inc. ............    326,589      18,811
Dominion Resources, Inc. ..    201,860      15,584
Entergy Corp. .............    180,708      12,406
PG&E Corp. ................    545,227      20,239
PPL Corp. .................    264,941       7,789
Southern Co. ..............    284,390       9,820
 ..........................                 91,919

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,691,606) ......              4,027,870


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.0%

State Street Corp.
   3.90% dated 12/30/05,
   $42,023 to be received
   on 01/03/06, collateralized
   by $42,845 U.S. Treasury,
   3.625%, maturing
   06/30/07 ...............    $42,005  $   42,005 (e)

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 1.1%

State Street Navigator Securities
   Lending Prime Portfolio
4.29% ..................... 43,902,324      43,902 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $85,907) .........                 85,907

TOTAL INVESTMENTS
   (COST $3,777,513) ......              4,113,777

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (1.0)% ..........                (39,446)
                                        ----------

NET ASSETS-- 100.0% .......             $4,074,331
                                        ==========




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S Income Fund
--------------------------------------------------------------------------------


THE S&S INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA (PICTURED BELOW), MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE S&S INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

ALFREDO CHANG IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE S&S INCOME FUND SINCE MARCH 2005. MR. CHANG JOINED GE ASSET MANAGEMENT IN JULY 2002 AS A PORTFOLIO MANAGER AND WAS MADE RESPONSIBLE FOR THE EMERGING MARKET FIXED INCOME EFFORT AT GE ASSET MANAGEMENT IN NOVEMBER 2003. MR. CHANG WAS AN ASSISTANT PORTFOLIO MANAGER WITH GENWORTH FINANCIAL, FORMERLY KNOWN AS GE FINANCIAL ASSURANCE, AN AFFILIATE OF GE ASSET MANAGEMENT, FROM AUGUST 2000 UNTIL HE JOINED GE ASSET MANAGEMENT IN JULY 2002. PRIOR TO THAT HE OVERSAW OFFSHORE INVESTMENT PORTFOLIOS AT AIG GLOBAL INVESTMENT CORPORATION.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO.

ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAMS FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.




[PHOTO OF PAUL M. COLONNA OMITTED]
--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
                                                                             Q&A

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.


Q. HOW DID THE GE S&S INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005?

A. For the twelve-month period ended December 31, 2005, the GE S&S Income Fund returned 2.63%, outperforming both its benchmark, The Lehman Brothers Aggregate Bond Index, which returned 2.43%, and the Fund's Lipper peer group of 469 Intermediate Investment Grade Debt funds, which returned an average of 1.77% for the same period.


Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2005.

A. Despite major problems announced by both General Motors and Ford in the spring, hurricanes hitting the gulf coast in early fall, and continued high energy prices, the U.S. economy maintained a robust pace of growth in 2005. Low interest rates and new affordability mortgage-products (e.g. interest-only, negative amortization) have helped home sales stay at lofty levels. Consumer health improved which supported spending, and business investment improved as well. Although still moderate by historical standards, inflation figures picked up slightly during the year, which kept the Federal Reserve Board steadfast in its goal of removing accommodation by raising rates. In 2005, the Federal Reserve Board met and raised its target fed funds rate 8 times, in increments of 25 basis points (bps) to 4.25%. As a result of the Federal Reserve's continued endorsement of higher rates, the yield on the 2-year treasuries increased 133 bps to 4.4%. Due to moderate inflation expectations and strong foreign buying, 10-year treasury yields rose only 17 bps to 4.39%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary drivers of Fund's performance during the year were sector allocation and curve positioning. We favored non-index allocations to high yield and emerging market sectors and away from high-grade benchmark sectors, which we believe caused the Fund to outperform The Lehman Aggregate benchmark. The Fund's yield curve exposure was also positioned to take advantage of a flattening yield curve, which proved correct as the yield spread between 2-year and 10-year notes narrowed by 116 bps. Security selection in BBB-rated corporate securities also added value to the Fund. However, duration positioning throughout the year was detrimental to the Fund's performance.

GE S&S Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2005 - DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                 THE PERIOD ($)             THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,001.91                       0.70
---------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,024.21                       0.71
---------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.14% (FROM PERIOD JULY 1, 2005 - DECEMBER 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX-MONTH PERIOD).
** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 WAS: 0.19%.

GE S&S Income Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

            GE S&S Income Fund (ending value $18,160)                  LB Aggregate Bond Index (ending value $18,189)
12/95       $10,000.00                                                 $10,000.00
12/96        10,422.73                                                  10,363.06
12/97        11,416.60                                                  11,363.50
12/98        12,386.33                                                  12,350.60
12/99        12,271.98                                                  12,249.16
12/00        13,632.77                                                  13,673.26
12/01        14,758.61                                                  14,827.75
12/02        16,297.07                                                  16,348.34
12/03        16,995.83                                                  17,019.36
12/04        17,695.88                                                  17,757.79
12/05        18,160.43                                                  18,189.04

           AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------
                         ONE    FIVE      TEN
                        YEAR    YEAR     YEAR
-------------------------------------------------
GE S&S Income Fund      2.63%    5.90%   6.15%

LB Aggregate
  Bond Index            2.43%    5.87%   6.16%




                               INVESTMENT PROFILE
  A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.
  The Fund invests primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.


--------------------------------------------------------------------------------

                          LIPPER PERFORMANCE COMPARISON
                  INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/05

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

   Fund's rank in peer group: .............   38      68       19

   Number of Funds in peer group: .........  469     303      137

   Peer group average annual total return:   1.77%   5.27%   5.35%

--------------------------------------------------------------------------------

 QUALITY RATINGS AS OF DECEMBER 31, 2005
          AS A % OF MARKET VALUE
----------------------------------------
MOODY'S/S&P/            PERCENTAGE OF
FITCH RATING+            MARKET VALUE
----------------------------------------
Aaa / AAA                     73.11%
----------------------------------------
Aa / AA                        2.69%
----------------------------------------
A / A                          8.09%
----------------------------------------
Baa / BBB                      7.55%
----------------------------------------
Ba / BB and lower              8.56%
----------------------------------------
+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.


SEE NOTES TO PERFORMANCE ON PAGE 26 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               GE S&S INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $3,313,103 AS OF DECEMBER 31, 2005.

         [PIE CHART OMITTED]

Federal Agencies              3.6%
Asset-Backed                 46.3%
Corporate Notes              25.3%
U.S. Treasuries              16.7%
Short-Term & Others           8.1%


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 102.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 21.7%

U.S. Treasury Bonds
5.38%      02/15/31 ......    $ 26,020  $   29,244(j)
7.13%      02/15/23 ......      21,760      28,157(h,j)
8.13%      08/15/19 - 08/15/21  35,390      48,138(h,j)
U.S. Treasury Inflation-Protected Securities
2.00%      01/15/14 ......      11,468      11,412(h)
3.88%      04/15/29 ......       2,302       3,112(h)
U.S. Treasury Notes
4.13%      08/15/08 ......       2,530       2,516(j)
4.25%      11/30/07 ......     150,075     149,655(j)
4.38%      11/15/08 - 12/15/10 174,410     174,580(j)
4.50%      11/15/15 ......     106,605     107,538(j)
                                           554,352

FEDERAL AGENCIES -- 4.6%

Federal Farm Credit Bank
3.75%      01/15/09 ......      12,750      12,415(h)
Federal Home Loan Bank
2.38%      02/15/06 ......      34,410      34,319(h)


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
3.63%      09/15/08 ......    $  7,170  $    6,982(j)
4.13%      07/12/10 ......      31,860      31,055
4.75%      12/08/10 ......      18,805      18,709(h)
6.75%      03/15/31 ......      11,905      14,950(h)
                                           118,430

AGENCY MORTGAGE BACKED -- 23.5%

Federal Home Loan Mortgage Corp.
4.50%      06/01/33 - 10/01/35  11,669      10,981
5.00%      07/01/35 - 10/01/35   7,700       7,453
5.50%      05/01/20 ......       1,673       1,683
6.00%      04/01/17 - 05/01/35  19,484      19,738
6.50%      01/01/27 - 12/01/34  10,420      10,682
7.00%      10/01/16 - 02/01/35   3,655       3,810
7.50%      11/01/09 - 09/01/33   2,545       2,642
8.00%      08/01/30 - 11/01/30      17          18
8.50%      04/01/30 - 05/01/30      62          66
9.00%      05/01/16 - 11/01/16     359         387
Federal National Mortgage Assoc.
4.00%      05/01/19 - 06/01/19   6,277       5,988
4.50%      05/01/18 - 02/01/35  54,078      52,010
5.00%      06/01/20 - 11/01/35  20,955      20,454
5.50%      01/01/14 - 08/01/35  40,219      40,226
6.00%      02/01/14 - 10/01/35  45,815      46,349
6.50%      01/01/14 - 02/01/35  52,253      53,561
7.00%      08/01/13 - 05/01/35  17,970      18,743
7.50%      12/01/09 - 03/01/34   7,093       7,409
8.00%      12/01/11 - 11/01/33   4,035       4,297
8.50%      04/01/30 - 05/01/31     408         442
9.00%      02/01/09 - 12/01/22   4,393       4,676
4.50%      TBA ...........       2,970       2,889(c)
5.00%      TBA ...........     153,865     151,003(c)
5.50%      TBA ...........      86,505      85,640(c)
Government National Mortgage Assoc.
4.13%      11/20/21 - 10/20/25      25          25(i)
4.38%      05/20/21 - 04/20/24      48          49(i)
4.50%      08/15/33 - 09/15/34  12,262      11,772
4.75%      08/20/23 - 09/20/24      32          32(i)
5.00%      08/15/33 ......       2,889       2,851
6.00%      04/15/27 - 06/15/35   6,292       6,440
6.50%      04/15/19 - 08/15/34   9,011       9,390



---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
7.00%      03/15/12 - 06/15/34 $ 4,663  $    4,848
7.50%      11/15/22 - 10/15/33   1,527       1,608
8.00%      10/15/29 - 06/15/30      30          32
8.50%      10/15/17 ......       1,145       1,241
9.00%      11/15/16 - 12/15/21   2,784       3,042
5.50%      TBA ...........       7,200       7,243(c)
                                           599,720

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%

Collateralized Mortgage Obligation
   Trust (Class B)
5.78%      11/01/18 ......         560         473(d,f,h)
Federal Home Loan
   Mortgage Corp.
2.28%      10/15/18 - 12/15/30  29,218       1,701(g,h,i)
4.08%      10/15/33 ......       3,215       2,307(i)
4.50%      04/15/13 - 03/15/19  19,827       1,894(g)
4.50%      05/15/17 - 11/15/19   6,800       6,530
5.00%      01/15/11 - 12/01/34  93,666      15,303(g)
5.00%      05/15/20 - 02/15/35  44,025      41,772(h)
5.03%      12/15/33 ......       1,970       1,553(i)
5.50%      04/15/17 - 06/15/33   9,318       1,793(g)
5.50%      10/15/34 ......       4,916       4,957
6.84%      06/15/33 ......       8,329       8,077(i)
7.50%      01/15/16 ......         964       1,007
7.50%      07/15/27 ......         114          24(g)
8.00%      04/15/20 ......         376         375
8.00%      02/01/23 - 07/01/24     334          81(g)
14.77%     09/25/43 ......      33,018         367(d,g,i)
Federal Home Loan
   Mortgage STRIPS
4.72%      08/01/27 ......          79          66(d,f)
Federal National Mortgage Assoc.
1.16%      12/25/42 ......       6,268         150(g,i)
2.23%      06/25/43 ......      30,475       1,543(g,i)
2.62%      10/25/29 ......       7,257         433(g,i)
2.72%      12/25/30 ......       9,772         486(g,i)
3.12%      05/25/18 ......       2,867         208(g,i)
3.22%      09/25/42 ......      22,836       1,884(g,i)
3.27%      04/25/17 - 10/25/17  16,239       1,188(g,i)
3.32%      08/25/16 ......       5,192         290(g,i)
3.72%      06/25/42 ......       6,965         570(g,i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
4.00%      02/25/28 ......    $    513  $      503
4.50%      05/25/18 ......       3,263         328(g)
4.50%      12/25/19 ......       2,375       2,243
4.75%      11/25/14 ......       1,901         155(g)
5.00%      02/25/11 - 02/25/32   5,264         463(g)
5.00%      03/25/35 ......       3,225       3,048
5.44%      09/25/31 ......       4,622       4,357(i)
5.50%      01/25/27 ......       4,392         531(g)
5.50%      07/25/34 - 02/25/35  10,059      10,130(h)
5.75%      02/25/35 ......       4,975       5,058
6.00%      12/25/34 ......       3,250       3,315
6.50%      12/25/34 ......       2,413       2,509
8.00%      07/25/14 ......       2,981       3,065
Federal National Mortgage
   Assoc. (Class 1)
4.21%      11/01/34 ......      21,482      16,353(d,f)
Federal National Mortgage
   Assoc. (Class S)
2.72%      02/25/31 ......       7,079         345(g,i)
Federal National Mortgage
   Assoc. REMIC
4.50%      11/25/13 ......       8,833         413(g)
5.00%      10/25/22 ......       3,105         472(g)
5.50%      08/25/33 ......      11,557       2,673(g)
6.98%      03/25/31 ......       7,070       6,973(i)
Federal National Mortgage
   Assoc. REMIC (Class B)
4.43%      12/25/22 ......         368         310(d,f)
Federal National Mortgage
   Assoc. REMIC (Class J)
1080.91%     03/25/22 ....          --*          6(g)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%   05/25/22 ......           1          16(g)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
7.50%      11/01/23 ......       1,447         364(g)
8.00%      08/01/23 - 07/01/24     717         145(g)
8.50%      03/01/17 - 07/25/22   1,220         270(g)
9.00%      05/25/22 ......         374         104(g)



---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Government National
   Mortgage Assoc.
5.00%      02/16/34 ......    $  3,345  $    3,175(h)
Vendee Mortgage Trust
16.77%     05/15/33 ......      21,765         667(d,g,i)
                                           163,023

ASSET BACKED -- 6.8%

Accredited Mortgage Loan
   Trust (Class A)
4.68%      07/25/34 ......       2,033       2,036(h,i)
AESOP Funding II LLC
4.49%      04/20/08 ......       2,600       2,603(b,h,i)
AESOP Funding II LLC (Class A)
4.49%      04/20/10 ......       3,000       3,005(b,h,i)
Bank One Issuance Trust
3.59%      05/17/10 ......       1,080       1,059
Bear Stearns Asset Backed
   Securities Inc. (Class A)
4.75%      01/25/34 ......         919         921(h,i)
BMW Vehicle Owner Trust
   (Class B)
2.93%      03/25/09 ......       2,500       2,471
Capital One Auto Finance
   Trust (Class A)
4.47%      03/15/11 ......       4,000       4,002(i)
Capital One Master Trust (Class C)
6.70%      06/15/11 ......       2,344       2,438(b,h)
Capital One Prime Auto
   Receivables Trust (Class A)
4.45%      09/17/07 ......         866         866(i)
Carmax Auto Owner Trust
4.35%      03/15/10 ......       3,032       2,995
Centex Home Equity Co. LLC
4.55%      01/25/25 ......         472         472(h,i)
Chase Credit Card Master
   Trust (Class A)
4.48%      07/15/10 ......       7,000       7,016(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.75%      05/25/32 ......         429         407(h)
Chase Issuance Trust
4.38%      12/15/10 ......      10,000      10,001(i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust
4.45%      04/07/10 ......     $ 3,078  $    3,035
4.57%      03/20/09 ......       4,000       4,002(i)
4.75%      03/07/08 ......       7,661       7,664(i)
4.85%      06/25/09 ......       5,000       5,015(i)
Citifinancial Mortgage
   Securities, Inc.
4.58%      04/25/34 ......         108         108(h,i)
CNH Equipment Trust
4.44%      07/15/08 ......         846         846(b,h,i)
4.44%      10/15/08 ......       3,000       3,001(h,i)
CNH Equipment Trust (Class A)
4.53%      12/15/10 ......       2,000       2,004(b,h,i)
Countrywide Asset-Backed
   Certificates
4.90%      02/25/35 ......      15,000      15,090(h,i)
Countrywide Asset-Backed
   Certificates (Class A)
4.65%      05/25/36 ......       1,974       1,977(h,i)
4.66%      08/25/32 ......         421         421(h,i)
4.71%      04/25/32 ......         259         259(h,i)
4.75%      08/25/34 ......         649         650(h,i)
Discover Card Master Trust I
   (Class A)
4.52%      09/15/08 ......       2,000       2,001(i)
First Franklin Mtg Loan Asset
   Backed Certificates
4.56%      12/31/49 ......       5,000       5,000(h,i)
4.66%      01/25/35 ......       3,000       3,006(h,i)
4.68%      01/25/35 ......       2,324       2,329(h,i)
First Franklin Mtg Loan Asset
   Backed Certificates (Class A)
4.66%      06/25/34 ......         706         708(h,i)
First Horizon Asset Back
   Trust (Class A)
4.60%      02/25/34 ......       1,746       1,747(h,i)
First National Master Note
   Trust (Class A)
4.48%      04/15/09 ......       5,000       5,005(i)
First USA Credit Card Master
   Trust (Class A)
4.51%      11/19/08 ......       5,700       5,702(i)




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Fleet Home Equity Loan
   Trust (Class A)
4.62%      01/20/33 ......    $  3,317  $    3,321(h,i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
4.48%      06/25/34 ......       5,500       5,501(h,i)
GSAA Trust
4.78%      05/25/34 ......       1,390       1,391(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%      10/15/10 ......       2,798       2,755
Household Automotive
   Trust (Class A)
4.67%      07/17/09 ......       5,671       5,677(i)
Long Beach Mortgage Loan Trust
4.84%      11/26/32 ......         967         969(h,i)
Metris Master Trust (Class A)
4.52%      10/20/10 ......      10,000      10,004(i)
Mid-State Trust
7.54%      07/01/35 ......       1,115       1,163(h)
Peco Energy Transition Trust
6.52%      12/31/10 ......       2,219       2,361(h)
Providian Gateway Master
   Trust (Class A)
4.67%      06/15/10 ......       2,560       2,568(b,i)
Residential Asset Mortgage
   Products, Inc.
4.62%      03/25/34 ......       1,462       1,463(h,i)
Residential Asset Mortgage
   Products, Inc. (Class A)
4.66%      06/25/32 ......         284         285(h,i)
Residential Asset Securities Corp.
4.63%      07/25/32 ......       1,477       1,478(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%      07/25/30 ......       2,093       2,063(h,i)
4.67%      06/25/33 ......       2,572       2,575(h,i)
4.70%      11/25/33 ......       3,422       3,426(h,i)
Saxon Asset Securities Trust
4.61%      05/25/35 ......       3,169       3,171(h,i)
SLM Student Loan Trust (Class A)
4.54%      06/15/18 ......       1,737       1,738(h,i)
Structured Asset Investment
   Loan Trust
4.61%      02/25/35 ......      10,000      10,000(b,h,i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Volkswagen Auto Lease
   Trust (Class A)
3.94%      10/20/10 ......     $ 1,727  $    1,700
Wells Fargo Home Equity Trust
3.97%      09/25/24 ......       1,332       1,304(h,i)
                                           174,775

CORPORATE NOTES -- 31.1%

Abbey National PLC
7.95%      10/26/29 ......       3,205       4,142
Adaro Finance B.V.
8.50%      12/08/10 ......       2,690       2,710(b)
AES Corp.
8.75%      06/15/08 ......       5,630       5,911
AIG SunAmerica Global
   Financing VII
5.85%      08/01/08 ......       3,330       3,400(b)
Air Jamaica Ltd.
9.38%      07/08/15 ......       2,810       2,789(b)
Albertson's, Inc.
7.50%      02/15/11 ......       1,700       1,748
Allegiance Corp.
7.00%      10/15/26 ......       2,100       2,323
Allied Waste North America
7.25%      03/15/15 ......       6,850       6,918
Allstate Life Global
   Funding Trusts
3.85%      01/25/08 ......       3,740       3,665
Alltel Corp.
4.66%      05/17/07 ......       4,360       4,340
ALROSA Finance S.A.
8.88%      11/17/14 ......       3,045       3,490(b)
Altria Group, Inc.
7.20%      02/01/07 ......       2,675       2,733
America Movil S.A. de C.V.
6.38%      03/01/35 ......         505         496
American Electric Power
   Company, Inc.
4.71%      08/16/07 ......       2,845       2,827(k)
American Electric Power
   Company, Inc. (Series D)
5.25%      06/01/15 ......       2,155       2,149(h)
American General Corp.
7.50%      08/11/10 ......       1,855       2,026




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
American General Finance Corp.
4.88%      07/15/12 ......      $3,430  $    3,356(h)
ANZ Capital Trust
4.48%      12/31/49 ......       3,280       3,174(b)
Appalachian Power Co. (Series G)
3.60%      05/15/08 ......       1,630       1,579
Appalachian Power Co. (Series K)
5.00%      06/01/17 ......       2,135       2,047
Archer-Daniels-Midland Co.
5.38%      09/15/35 ......       2,130       2,045
Assurant, Inc.
6.75%      02/15/34 ......       3,025       3,312
AT&T Corp.
9.05%      11/15/11 ......       5,310       5,877
AT&T, Inc.
4.13%      09/15/09 ......       4,255       4,110
5.88%      08/15/12 ......       2,130       2,196
6.15%      09/15/34 ......       2,810       2,824
BAC CAP TRUST V
5.63%      03/08/35 ......       3,200       3,133
Banco BMG S.A.
9.15%      01/15/16 ......       2,760       2,725(b)
Banco Mercantil del Norte S.A.
5.88%      02/17/14 ......       4,400       4,367(b,i)
Banco Santander Chile
5.38%      12/09/14 ......       3,465       3,460(b)
Barclays Bank PLC
7.38%      06/29/49 ......       4,325       4,785(b,i)
Bavaria S.A.
8.88%      11/01/10 ......       2,245       2,439(b)
8.88%      11/01/10 ......       1,685       1,843
BBVA Bancomer Capital Trust I
10.50%     02/16/11 ......       3,735       3,754(b,h)
BellSouth Corp.
6.55%      06/15/34 ......       3,035       3,234
BNP US Funding LLC (Series A)
7.74%      12/31/49 ......       1,710       1,790(b,i)
BNSF Funding Trust I
6.61%      12/15/55 ......       2,555       2,677(i)
Boeing Co.
8.75%      09/15/31 ......       1,290       1,865
BRE Properties Inc. (REIT)
5.95%      03/15/07 ......       3,850       3,883



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
British Aerospace Finance, Inc.
7.50%      07/01/27 ......     $ 2,065  $    2,449(b)
Burlington Northern
   Santa Fe Corp.
8.13%      04/15/20 ......       4,840       6,085
Campbell Soup Co.
5.50%      03/15/07 ......       2,725       2,742
Capital One Bank
6.50%      06/13/13 ......       1,325       1,406
Capital One Financial Corp.
8.75%      02/01/07 ......       3,200       3,321
Carolina Power & Light Co.
5.15%      04/01/15 ......       1,500       1,489
5.70%      04/01/35 ......         815         815
6.13%      09/15/33 ......       3,090       3,273
Case New Holland Inc.
6.00%      06/01/09 ......       9,455       9,171(h)
Centex Corp.
7.88%      02/01/11 ......       2,280       2,498
Chesapeake Energy Corp.
7.75%      01/15/15 ......       6,195       6,567
Citigroup, Inc.
6.63%      06/15/32 ......       2,550       2,877
Clear Channel
   Communications, Inc.
4.63%      01/15/08 ......       3,355       3,308
CNA Financial Corp.
5.85%      12/15/14 ......       4,270       4,288
CNF Inc.
6.70%      05/01/34 ......         470         492
Comcast Cable Communications
   Holdings, Inc.
9.46%      11/15/22 ......       3,730       4,903
Consolidated Edison Company
   of New York
5.63%      07/01/12 ......       4,075       4,217
Consolidated Natural Gas Co.
5.38%      11/01/06 ......       4,315       4,327
Consumers Energy Co.
5.15%      02/15/17 ......       2,060       1,969
5.80%      09/15/35 ......       2,130       2,072
Corp Interamericana de
   Entretenimiento S.A.
8.88%      06/14/15 ......       2,805       2,742(b)




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Countrywide Home Loans, Inc.
5.63%      05/15/07 ......     $ 2,035  $    2,050(h)
COX Communications, Inc.
5.45%      12/15/14 ......       3,235       3,155
Credit Suisse First Boston
   International
8.00%      11/06/15 ......       2,805       2,895(b)
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%      11/15/15 ......       8,460       8,756(b)
CSX Transportation, Inc.
9.75%      06/15/20 ......       1,365       1,864
DaimlerChrysler NA Holding Corp.
4.05%      06/04/08 ......       2,000       1,950
4.75%      01/15/08 ......       2,000       1,984
6.50%      11/15/13 ......         645         674
8.50%      01/18/31 ......       2,130       2,580
DBS Bank Ltd.
5.00%      11/15/19 ......       3,820       3,717(b,i)
Desarrolladora Homex S.A.
   de C.V. (REIT)
7.50%      09/28/15 ......       5,065       4,976(b)
Detroit Edison Co. (Series B)
5.45%      02/15/35 ......       3,470       3,279
Dex Media, Inc.
8.50%      08/15/10 ......       8,450       8,851
DirecTV Holdings LLC
6.38%      06/15/15 ......       6,300       6,158
Dominion Resources, Inc.
   (Series B)
4.13%      02/15/08 ......       3,330       3,271
Dominion Resources, Inc.
   (Series G)
3.66%      11/15/06 ......       3,195       3,157(k)
Duke Capital LLC
4.30%      05/18/06 ......       2,180       2,175
4.33%      11/16/06 ......       3,645       3,620
5.67%      08/15/14 ......       2,050       2,068
Echostar DBS Corp.
5.75%      10/01/08 ......       9,120       8,938(h)
El Paso Electric Co.
6.00%      05/15/35 ......       3,210       3,213
Emmis Communications Corp.
10.37%     06/15/12 ......       2,825       2,836(i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Enterprise Products Operating LP
4.00%      10/15/07 ......     $ 7,255  $    7,103(h)
EOP Operating LP (REIT)
7.75%      11/15/07 ......       2,845       2,972
Evraz Group S.A.
8.25%      11/10/15 ......       3,335       3,298(b)
FirstEnergy Corp. (Series B)
6.45%      11/15/11 ......       2,980       3,159
Flextronics International Ltd.
6.25%      11/15/14 ......       9,460       9,330(h)
Ford Motor Credit Co.
6.63%      06/16/08 ......       5,425       4,923(h)
FPL Group Capital, Inc. (Series B)
5.55%      02/16/08 ......       3,630       3,661
Gaz Capital S.A.
8.63%      04/28/34 ......       5,615       7,103(b)
Genentech, Inc.
5.25%      07/15/35 ......       1,515       1,447
General Mills, Inc.
3.88%      11/30/07 ......       2,035       2,000
Georgia Power Co.
4.88%      07/15/07 ......       3,565       3,568
Gerdau S.A.
8.88%      12/31/49 ......       2,240       2,313(b)
Goldman Sachs Group, Inc.
5.13%      01/15/15 ......       6,390       6,311
Goodrich Corp.
7.10%      11/15/27 ......       2,380       2,712
Greater Bay Bancorp
5.25%      03/31/08 ......       2,715       2,717
Grupo Televisa S.A.
6.63%      03/18/25 ......       3,260       3,317
Grupo Transportacion Ferroviaria
   Mexicana S.A. de C.V.
9.38%      05/01/12 ......       1,740       1,905(b)
GS Caltex Corp.
5.50%      10/15/15 ......       3,245       3,236(b)
GTE Corp.
6.94%      04/15/28 ......       4,600       4,925
7.51%      04/01/09 ......       2,125       2,257
Halliburton Co.
8.75%      02/15/21 ......       1,945       2,559
Hertz Corp.
8.88%      01/01/14 ......       2,720       2,771(b)




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Hopson Development
   Holdings Ltd.
8.13%      11/09/12 ......     $ 2,750  $    2,826(b)
HSBC Bank USA NA
3.88%      09/15/09 ......       6,695       6,458
HSBC Capital Funding LP
4.61%      12/29/49 ......       3,400       3,207(b,i)
HSBC Capital Funding LP (Series 1)
9.55%      12/31/49 ......       3,380       3,956(b,i)
HSBC Finance Corp.
6.50%      11/15/08 ......       3,396       3,528
6.75%      05/15/11 ......       6,565       7,032(h)
IBM Canada Credit Services
   Company
3.75%      11/30/07 ......       1,790       1,752(b)
ILFC E-Capital Trust I
5.90%      12/21/65 ......       3,245       3,258(b,i)
ING Groep N.V.
5.78%      12/29/49 ......       2,130       2,165(i)
International Business
   Machines Corp.
3.80%      02/01/08 ......       2,140       2,102
International Lease Finance Corp.
5.00%      04/15/10 ......       3,210       3,193(h)
iStar Financial, Inc.
4.88%      01/15/09 ......       1,070       1,057
7.00%      03/15/08 ......       2,040       2,106
Jefferson Smurfit Corp. US
7.50%      06/01/13 ......       2,385       2,194
Kansas Gas & Electric
5.65%      03/29/21 ......       1,705       1,676
Kimco Realty Corp. (REIT)
4.82%      06/01/14 ......       2,135       2,058
Kinder Morgan Energy
   Partners LP
5.13%      11/15/14 ......       2,540       2,484
Kinder Morgan, Inc.
6.50%      09/01/12 ......       2,795       2,967
Kraft Foods, Inc.
5.25%      06/01/07 ......       2,310       2,318
L-3 Communications Corp.
6.38%      10/15/15 ......       3,380       3,372(b)




--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Laboratory Corp of
   America Holdings
5.63%      12/15/15 ......     $ 2,125  $    2,152
Lyondell Chemical Co. (Series A)
9.63%      05/01/07 ......       5,630       5,876
MacDermid, Inc.
9.13%      07/15/11 ......       8,450       8,946
Marsh & McLennan
   Companies, Inc.
5.15%      09/15/10 ......       3,200       3,176
Meritage Homes Corp.
6.25%      03/15/15 ......       9,455       8,604(h)
MGM Mirage
5.88%      02/27/14 ......       9,725       9,287(h)
Midamerican Energy
   Holdings Co.
3.50%      05/15/08 ......       3,160       3,049
Mohegan Tribal
   Gaming Authority
8.00%      04/01/12 ......       5,645       5,941
Morgan Stanley
4.75%      04/01/14 ......       3,185       3,053
Morgan Stanley (Series F)
4.28%      01/18/08 ......       9,000       9,008(i)
Morgan Stanley Bank AG
   for OAO Gazprom
9.63%      03/01/13 ......       2,700       3,240
Motorola, Inc.
4.61%      11/16/07 ......       3,340       3,319
National Power Corp.
8.63%      08/23/11 ......       2,110       2,267(b,i)
Navistar International Corp.
   (Series B)
6.25%      03/01/12 ......       9,725       8,704(h)
NB Capital Trust IV
8.25%      04/15/27 ......       4,160       4,460
Nell AF SARL
8.38%      08/15/15 ......       2,800       2,772(b)
Nelnet, Inc.
5.13%      06/01/10 ......       2,800       2,738(h)
New Cingular Wireless
   Services Inc.
8.75%      03/01/31 ......       3,600       4,772




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
News America, Inc.
7.25%      05/18/18 ......     $ 1,915  $    2,142
Nexstar Broadcasting Group, Inc.
7.00%      01/15/14 ......       6,305       5,777
Nextel Communications, Inc.
   (Series D)
7.38%      08/01/15 ......       5,340       5,635
Nordea Bank AB
5.42%      12/29/49 ......       1,860       1,844(b,i)
Norfolk Southern Corp.
6.00%      04/30/08 ......         475         484
Norfolk Southern Railway Co.
9.75%      06/15/20 ......       2,360       3,334
Northeast Utilities (Series B)
3.30%      06/01/08 ......       2,105       2,017
Northrop Grumman Corp.
4.08%      11/16/06 ......       5,245       5,204
NorthWestern Corp.
5.88%      11/01/14 ......       2,190       2,194
Novelis Inc.
7.50%      02/15/15 ......       6,300       5,875(b)
Ocean Energy, Inc.
4.38%      10/01/07 ......       1,410       1,395
Odyssey Re Holdings Corp.
7.65%      11/01/13 ......       3,655       3,819
Ohio Power Co. (Series E)
6.60%      02/15/33 ......       1,120       1,235
Owens Brockway Glass
   Container Inc.
6.75%      12/01/14 ......       5,715       5,544
Pacific Gas & Electric Co.
6.05%      03/01/34 ......       1,630       1,681
PanAmSat Corp.
9.00%      08/15/14 ......       6,305       6,604
Pemex Finance Ltd.
9.03%      02/15/11 ......       5,490       5,998
9.69%      08/15/09 ......       4,961       5,346(h)
Pemex Project Funding
   Master Trust
6.13%      08/15/08 ......       3,145       3,214
7.38%      12/15/14 ......       2,020       2,244(j)
Pepco Holdings, Inc.
5.04%      06/01/10 ......       3,250       3,264(i)
5.50%      08/15/07 ......       3,385       3,410



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Potomac Edison Company
5.35%      11/15/14 ......     $ 1,520  $    1,519
Procter & Gamble - Esop
   (Series A)
9.36%      01/01/21 ......       4,800       6,175
Prudential Financial, Inc.
4.63%      06/13/08 ......       5,000       5,005(i)
Puget Energy, Inc.
3.36%      06/01/08 ......       2,120       2,040
5.48%      06/01/35 ......       2,135       2,071
Quest Diagnostics Inc.
6.75%      07/12/06 ......       2,205       2,224
Qwest Corp.
7.63%      06/15/15 ......       8,400       8,988(b,h)
Rabobank Capital Funding II
5.26%      12/31/49 ......       4,670       4,627(b,i)
Rabobank Capital Funding Trust
5.25%      12/29/49 ......       2,130       2,089(b,i)
RBS Capital Trust I
5.51%      09/29/49 ......       3,175       3,162(i)
Reckson Operating
   Partnership LP (REIT)
5.88%      08/15/14 ......       2,280       2,296
Residential Capital Corp.
6.13%      11/21/08 ......       4,260       4,275
Road King Infrastructure
   Finance 2004 Ltd.
6.25%      07/15/11 ......       2,750       2,745
Rogers Cable Inc.
5.50%      03/15/14 ......       5,220       4,887
Royal Bank of Scotland
   Group PLC
7.65%      08/31/49 ......       4,235       5,117(i)
Royal Bank of Scotland
   Group PLC ADR
9.12%      03/31/49 ......       2,600       2,979
SBC Communications, Inc.
5.10%      09/15/14 ......       2,755       2,691
Simon Property Group LP (REIT)
4.60%      06/15/10 ......       2,165       2,111
4.88%      08/15/10 ......       3,870       3,814
Sinclair Broadcast Group, Inc.
8.00%      03/15/12 ......       6,305       6,494




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Smithfield Foods Inc.
7.63%      02/15/08 ......     $ 5,650  $    5,834
Sprint Capital Corp.
6.00%      01/15/07 ......       5,330       5,380
8.38%      03/15/12 ......       3,570       4,140
8.75%      03/15/32 ......       7,015       9,280(h)
St. Paul Travelers
   Companies, Inc.
5.50%      12/01/15 ......       2,125       2,143
Standard Chartered Bank
   Hong Kong Ltd.
4.38%      12/03/14 ......       2,010       2,010(i)
State of Illinois
4.95%      06/01/23 ......       1,015         992
5.10%      06/01/33 ......       2,065       2,040
Stewart Enterprises, Inc.
7.75%      02/15/13 ......       6,860       6,586(b,h)
Sumitomo Mitsui Banking Corp.
5.63%      07/29/49 ......       1,515       1,509(b,i)
Telefonos de Mexico
   S.A. de C.V.
4.50%      11/19/08 ......       1,225       1,202
5.50%      01/27/15 ......       1,680       1,657
TELUS Corp.
7.50%      06/01/07 ......       4,015       4,147
8.00%      06/01/11 ......       2,140       2,403
Tesoro Corp.
6.25%      11/01/12 ......       1,625       1,633(b)
6.63%      11/01/15 ......       2,820       2,848(b)
The Kroger Company
6.80%      12/15/18 ......       2,085       2,226
Thomson Corp.
5.50%      08/15/35 ......       2,125       2,067
Time Warner Entertainment
   Co. LP
8.38%      07/15/33 ......       3,030       3,576
Toyota Motor Credit Corp.
4.44%      09/15/06 ......      10,000      10,000(i)
TXU Electric Delivery Co.
5.00%      09/01/07 ......       2,180       2,176
6.38%      05/01/12 ......         875         921
Tyson Foods, Inc.
7.25%      10/01/06 ......          95          97



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
UBS Preferred Funding Trust I
8.62%      10/29/49 ......     $ 2,115  $    2,418(i)
UFJ Bank Ltd.
7.40%      06/15/11 ......       3,285       3,621
UFJ Finance Aruba AEC
6.75%      07/15/13 ......       2,055       2,240
Union Pacific Corp.
6.65%      01/15/11 ......       2,200       2,358
United Rentals North
   America, Inc.
7.75%      11/15/13 ......       6,575       6,411(h)
United Utilities PLC
6.45%      04/01/08 ......       2,215       2,279
Valero Energy Corp.
3.50%      04/01/09 ......       3,465       3,305
Verizon
6.50%      09/15/11 ......       2,140       2,206
Verizon Global Funding Corp.
7.75%      06/15/32 ......       2,815       3,349
Verizon Pennsylvania Inc.
8.75%      08/15/31 ......       2,125       2,610
Viacom, Inc.
5.63%      05/01/07 ......       2,325       2,337
VTB Capital SA for
   Vneshtorgbank
5.25%      09/21/07 ......       7,010       7,010(b,i)
Wells Fargo & Co.
5.25%      12/01/07 ......         805         811
Westar Energy, Inc.
5.15%      01/01/17 ......       1,450       1,410
Westfield Capital Corporation
   Limited
4.38%      11/15/10 ......       3,100       3,001(b)
Westlake Chemical Corp.
8.75%      07/15/11 ......       4,980       5,329
Weyerhaeuser Co.
6.13%      03/15/07 ......         583         591
Wisconsin Electric Power
3.50%      12/01/07 ......       2,565       2,499
XTO Energy, Inc.
7.50%      04/15/12 ......       2,765       3,096
                                           795,297




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.3%

Bank of America Alternative
   Loan Trust
6.50%      07/25/35 ......    $  2,926  $    2,983(h)
Bear Stearns Commercial
   Mortgage Securities
6.02%      02/14/31 ......       3,657       3,751(h)
CalSTRS Trust
4.13%      11/20/12 ......       5,926       5,839(b,h)
CS First Boston Mortgage
   Securities Corp.
1.54%      03/15/35 ......      77,715       3,567(b,h,i)
5.00%      07/15/37 ......      56,634       1,763(b,d,h,i)
CS First Boston Mortgage
   Securities Corp. (Class A)
4.51%      07/15/37 ......       5,520       5,395(h)
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 ......       7,703       7,933(h)
First Union-Lehman Brothers-
   Bank of America
6.56%      11/18/35 ......       3,493       3,589(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%      05/15/35 ......       5,411       5,574(h)
6.47%      04/15/34 ......       2,000       2,117(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.00%      12/10/41 ......      90,868       2,480(d,h,i)
Granite Mortgages PLC (Class 1)
4.35%      01/20/43 ......       1,670       1,672(h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%      04/10/37 ......       4,200       4,210(h)
Homeside Mortgage Securities
   Trust (Class A)
4.36%      01/20/27 ......       1,187       1,187(h,i)
Impac CMB Trust
4.64%      04/25/35 ......       5,406       5,408(h,i)
Impac CMB Trust (Class 1)
4.74%      10/25/34              6,751       6,751(h,i)
Impac CMB Trust (Class A)
4.76%      12/25/33 ......       2,346       2,347(h,i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
   Mortgage Securities Corp.
1.16%      01/12/39 ......    $ 48,472  $    2,002(b,h,i)
6.47%      11/15/35 ......       5,391       5,750(h)
LB-UBS Commercial
   Mortgage Trust
4.06%      09/15/27 ......       6,696       6,508(h,i)
4.51%      12/15/29 ......       3,039       2,949(h)
4.53%      01/15/36 ......      23,597       1,674(b,d,h)
4.74%      03/15/34 ......      13,793         212(b,d,h,i)
4.92%      01/18/12 ......      78,606       2,580(d,h,i)
6.23%      03/15/26 ......       3,000       3,104(h)
6.24%      01/15/36 ......      29,334         807(b,d,h,i)
7.01%      02/15/40 ......      53,001       1,141(b,d,h,i)
7.33%      03/15/36 ......      88,297       2,559(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30 ......       1,777       1,871(h)
6.65%      11/15/27 ......       8,377       8,972(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16 ......         750         800(b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.20%      12/15/39 ......      53,821         966(b,d,h,i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
4.63%      10/15/17 ......       7,000       7,007(b,h,i)
4.68%      10/15/17 ......       4,000       4,003(b,h,i)
Master Alternative Loans Trust
5.00%      08/25/18 ......       2,929         392(g,h)
6.50%      08/25/34 - 05/25/35  12,114      12,318(h)
Master Alternative Loans
   Trust (Class 3)
6.50%      01/25/35 ......       3,226       3,270(h)
Morgan Stanley Capital I
7.11%      04/15/33 ......       1,020       1,085(h)
Morgan Stanley Dean Witter
   Capital I
4.57%      04/15/34 ......      10,049         237(b,d,h,i)
4.81%      10/15/35 ......      15,754         357(b,d,h,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.72%      12/18/32 ......          99         101(h)




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
6.39%      10/15/35 ......    $  5,000  $    5,324(h)
6.54%      02/15/31 ......       1,045       1,080(h)
MortgageIT Trust (Class A)
4.68%      08/25/35 ......       7,217       7,215(h,i)
Nomura Asset Securities Corp.
   (Class A)
6.59%      03/15/30 ......       8,377       8,657(h)
Opteum Mortgage
   Acceptance Corp.
4.68%      02/25/35 ......       5,954       5,951(h,i)
Puma Finance Ltd. (Class A)
4.68%      03/25/34 ......       2,497       2,500(h,i)
Residential Mortgage Securities
4.38%      08/10/30 ......       4,709       4,709(b,h,i)
Sequoia Mortgage Trust
4.63%      06/20/34 ......         953         954(h,i)
Structured Asset Securities
   Corp. (Class X)
2.05%      02/25/28 ......      10,369         538(i)
Wachovia Bank Commercial
   Mortgage Trust
5.22%      07/15/42 ......       6,696       6,709(h,i)
Washington Mutual Inc.
4.71%      01/25/45 ......       3,913       3,918(h,i)
4.72%      01/25/45 ......       3,207       3,213(h,i)
                                           187,999

SOVEREIGN BONDS -- 1.5%

Government of Bahamas
6.63%      05/15/33 ......       2,575       2,984(b,h)
Government of Brazil
8.75%      02/04/25 ......       2,760       3,050
11.00%     08/17/40 ......       5,630       7,257(j)
Government of Colombia
6.14%      11/16/15 ......       1,745       1,780(h,i)
Government of Indonesia
7.50%      01/15/16 ......       2,805       2,910(b,h)
8.50%      10/12/35 ......       2,750       2,991(b)
Government of Peru
7.35%      07/21/25 ......       6,580       6,481
Government of Turkey
7.38%      02/05/25 ......       2,690       2,777
11.88%     01/15/30 ......       2,690       4,136



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Government of Vietnam
6.88%      01/15/16 ......    $  2,750  $    2,867(b,h)
Province of Saskatchewan
   Canada
8.50%      07/15/22 ......       1,105       1,522
                                            38,755

TOTAL BONDS AND NOTES
   (COST $2,667,564) .....               2,632,351

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $4,409) .........       4,270       4,297 (b)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 17.7%
--------------------------------------------------------------------------------

ASSET BACKED -- 12.5%

AESOP Funding II LLC (Class A)
4.49%      04/20/10 ......      $5,000       5,008(b,h,i)
American Express Credit Account
   Master Trust (Class A)
4.48%      10/15/10 ......       4,000       4,010(i)
4.49%      12/15/08 ......       4,250       4,252(i)
Arran Master Trust (Class A)
4.46%      12/15/10 ......       3,000       3,000(i)
Bayview Financial Acquisition
   Trust (Class A)
4.83%      02/28/44              9,321       9,347(i)
Capital Auto Receivables Asset
   Trust (Class A)
4.37%      03/15/07 ......       2,500       2,500(i)
4.43%      04/15/08 ......       5,000       5,002(i)
Chase Credit Card Master
   Trust (Class A)
4.41%      09/15/09 ......       3,000       3,001(i)



---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Citibank Credit Card
   Issuance Trust
4.38%      12/15/10 ......    $  4,500  $    4,500(i)
4.45%      11/22/10 ......      10,000      10,015(i)
4.57%      03/20/09 ......       8,000       8,003(i)
CNH Wholesale Master Note
   Trust (Class A)
4.48%      06/15/11 ......       2,000       2,000(i)
Countrywide Asset-Backed
   Certificates
4.39%      05/25/35 ......      25,000      25,007(i)
4.47%      11/25/35 ......       5,963       5,963(i)
4.59%      12/25/36 ......       3,000       3,000(i)
4.81%      05/25/33 ......          68          68(i)
Countrywide Asset-Backed
   Certificates (Class 2)
4.68%      06/25/33 ......         298         298(i)
Countrywide Asset-Backed
   Certificates (Class A)
4.78%      03/25/33 ......         891         893(i)
Countrywide Home Equity Loan
   Trust (Class A)
4.61%      05/15/28 ......       6,140       6,144(i)
Discover Card Master
   Trust I (Class A)
4.39%      05/15/11 ......       6,500       6,499(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
4.64%      11/25/36 ......       3,000       3,000(i)
First Horizon Asset Back
   Trust (Class A)
4.60%      02/25/34 ......       2,095       2,096(h,i)
First USA Credit Card Master
   Trust (Class A)
4.51%      11/19/08 ......       7,000       7,002(i)
Fleet Credit Card Master
   Trust II (Class A)
4.51%      04/15/10 ......       8,000       8,016(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
4.41%      07/15/09 ......      35,000      34,960(i)
Fremont Home Loan Trust
4.58%      04/25/35 ......       8,000       8,003(i)
GMAC Mortgage Corp. Loan Trust
4.47%      08/25/35 ......       4,700       4,695(i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Gracechurch Card
   Funding PLC
4.38%      06/15/10 ......    $  5,000  $    5,001(i)
Gracechurch Card Funding
   PLC (Class A)
4.40%      02/17/09 ......      10,000      10,003(i)
4.48%      03/15/10 ......       3,500       3,505(i)
GSAA Trust
4.59%      01/25/36 ......      10,000      10,000(i)
Hertz Vehicle Financing LLC
4.47%      05/25/08 ......      11,000      11,006(b,i)
4.52%      02/25/10 ......       5,000       5,000(b,i)
Indymac Residential Asset
   Backed Trust
4.54%      10/25/35 ......      20,000      19,998(i)
Long Beach Mortgage
   Loan Trust
4.50%      09/25/35 ......       6,843       6,844(i)
4.65%      11/25/34 ......       3,899       3,902(i)
4.66%      09/25/35 ......       6,000       6,006(i)
Meritage Mortgage Loan Trust
4.65%      07/25/64 ......      10,000      10,010(i)
Metris Master Trust (Class A)
4.47%      03/21/11 ......       7,000       7,000(i)
Option One Mortgage Loan
   Trust (Class A)
4.80%      02/25/33 ......         480         481(i)
Residential Asset Mortgage
   Products, Inc.
4.65%      12/25/33 ......      10,000      10,014(i)
Residential Asset
   Securities Corp.
4.63%      01/25/36 ......      12,000      12,000(i)
Residential Asset Securities
   Corp. (Class A)
4.67%      06/25/33 ......         396         396(h,i)
Residential Funding Mortgage
   Securities II Inc. (Class A)
4.59%      02/25/34 ......         514         515(i)
Saxon Asset Securities Trust
4.67%      08/25/35 ......       1,017       1,018(i)
Structured Asset Investment
   Loan Trust
4.55%      04/25/35 ......       7,000       7,003(i)




---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Structured Asset Securities Corp.
4.58%      02/25/35 ......     $10,000  $   10,008(i)
Wachovia Asset Securitization
   Inc. (Class A)
4.60%      06/25/34 ......       2,956       2,958(i)
                                           318,950

CORPORATE NOTES -- 1.7%

Countrywide Financial Corp.
4.34%      11/03/06 ......      10,000       9,998(i)
4.55%      09/13/06 ......       9,000       8,991(i)
Countrywide Home Loans, Inc.
4.64%      03/29/06 ......       1,000       1,000(i)
Marsh & McLennan
   Companies Inc.
4.27%      07/13/07 ......       3,000       2,990(i)
Toyota Motor Credit Corp.
4.44%      09/15/06 ......      10,000      10,000(i)
VTB Capital SA for
   Vneshtorgbank
5.25%      09/21/07 ......      10,000      10,000(b,i)
                                            42,979

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

Banc of America Large Loan
4.49%      06/15/18 ......       5,827       5,826(b,i)
4.58%      03/15/08 ......      10,000       9,997(b,i)
Crusade Global Trust (Class A)
4.69%      09/18/34 ......       2,334       2,340(i)
Granite Master Issuer PLC
4.45%      12/20/54 ......       9,000       9,009(i)
4.58%      12/20/24 ......      13,000      13,015(i)
GSAMP Trust
4.53%      12/25/35 ......      12,500      12,500(i)
Impac CMB Trust
4.95%      08/25/33 ......       2,681       2,682(i)
Impac CMB Trust (Class 1)
4.74%      10/25/34 ......       8,167       8,167(h,i)
Impac Secured Assets CMN
   Owner Trust
4.73%      03/25/36 ......       7,000       7,000(i)



--------------------------------------------------------------------------------
                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Interstar Millennium Trust (Class A)
4.69%      03/14/36 ......     $ 1,569  $    1,572(i)
Medallion Trust (Class A)
4.41%      08/22/36 ......       4,234       4,233(i)
National RMBS Trust
4.61%      03/20/34 ......       2,541       2,542(i)
Thornburg Mortgage Securities
   Trust (Class A)
4.58%      10/25/35 ......       4,300       4,300(i)
4.72%      04/25/43 ......       1,424       1,430(i)
Washington Mutual, Inc.
4.67%      07/25/44 ......       5,195       5,206(i)
                                            89,819

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $451,747*) ......                 451,748

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,123,720) .....               3,088,396

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.6%

GEI Short Term Investment Fund
4.42% .................... 116,214,793     116,215 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 4.2%

GEI Short Term Investment Fund
4.42% .................... 108,492,628     108,492 (d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $224,707) .......                 224,707

TOTAL INVESTMENTS
   (COST $3,348,427) .....               3,313,103

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (29.6)% ........                (755,792)
                                        ----------

NET ASSETS-- 100.0% ......              $2,557,311
                                        ==========



* $432,896 of the cost of these securities reflects the investment of cash collateral from securities on loan at December 31, 2005.

---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

GE S&S INCOME FUND
Schedule of Investments
                                     (dollars in thousands) -- December 31, 2005
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------
The S&S Income Fund had the following long futures contracts open at December 31, 2005:


                            NUMBER     CURRENT    UNREALIZED
               EXPIRATION     OF      NOTIONAL   APPRECIATION/
DESCRIPTION       DATE     CONTRACTS    VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 5 Yr.
  Futures      March  2006    870      $92,519        (91)
--------------------------------------------------------------------------------

The Income Fund had the following short futures contracts open at December 31, 2005:


                            NUMBER     CURRENT    UNREALIZED
               EXPIRATION     OF      NOTIONAL   APPRECIATION/
DESCRIPTION       DATE     CONTRACTS    VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 10 Yr.
  Futures      March  2006    315     $(34,463)       51
                                                   -----
                                                   $ (40)
                                                   =====


---------
See Notes to Schedules of Investments on page 27 and Notes to Financial Statements.

Notes to Performance (unaudited)
--------------------------------------------------------------------------------


Information on the preceding performance pages relating to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. LB Aggregate is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

Notes to Schedules of Investments
--------------------------------------------------------------------------------
(dollars in thousands) --  December 31, 2005

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, as amended, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $278,457 or 10.89% of net assets for the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(j) All or a portion of the security is out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

+   Percentages are based on net assets as of December 31, 2005.

*   Principal amount is less than $500 (dollars not in thousands).


ABBREVIATIONS:
ADR     --  American Depository Receipt

REIT    --  Real Estate Investment Trust

REMIC   --  Real Estate Mortgage Investment Conduit

STRIPS  --  Separate Trading of Registered Interest and Principal of Security

TBA     --  To Be Announced

Financial Highlights
--------------------------------------------------------------------------------
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED


GE S&S PROGRAM MUTUAL FUND                              2005         2004         2003           2002         2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............   $    45.36   $    42.94   $    35.13    $     44.03  $     49.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................         0.74         0.79         0.52           0.54         0.53
   Net realized and unrealized
      gains (losses) on investments ...........         0.63         2.86         7.82          (8.87)       (4.86)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................         1.37         3.65         8.34          (8.33)       (4.33)
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ......................         0.76         0.79         0.53           0.54         0.53
   Net realized gains .........................         3.12         0.44           --           0.03         0.77
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         3.88         1.23         0.53           0.57         1.30
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR ..................   $    42.85   $    45.36   $    42.94    $     35.13  $     44.03
===================================================================================================================

TOTAL RETURN(A) ...............................        2.95%        8.50%       23.77%      (18.91)%      (8.73)%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ..........................   $4,074,331   $4,154,143   $3,939,274    $3,161,490   $3,972,726
   Ratios to average net assets:
      Net investment income ...................        1.60%        1.80%        1.38%         1.36%        1.14%
      Net expenses ............................        0.09%        0.13%        0.18%         0.13%        0.16%
      Gross expenses ..........................        0.09%        0.13%        0.18%         0.13%        0.16%
   Portfolio turnover rate ....................          42%          28%          25%           32%          57%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.









---------
See Notes to Financial Statements.

Financial Highlights
--------------------------------------------------------------------------------
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S INCOME FUND                                  2005           2004          2003           2002          2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........  $    11.52     $    11.70    $    11.80     $    11.25    $    11.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............        0.55           0.47          0.47           0.55          0.69
   Net realized and unrealized
      gains (losses) on investments ........       (0.26)          0.01          0.02           0.59          0.20
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS ...................        0.29           0.48          0.49           1.14          0.89
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ...................        0.54           0.47          0.49           0.59          0.71
   Net realized gains ......................        0.03           0.19          0.10             --            --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................        0.57           0.66          0.59           0.59          0.71
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR ...............  $    11.24     $    11.52    $    11.70     $    11.80    $    11.25
===================================================================================================================

TOTAL RETURN(A) ............................       2.63%          4.12%         4.29%         10.42%         8.26%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) .......................  $2,557,311     $2,601,599    $2,614,617     $2,640,387    $2,444,416
   Ratios to average net assets:
      Net investment income ................       4.80%          4.02%         3.96%          4.83%         6.12%
      Net expenses .........................       0.13%          0.14%         0.15%          0.13%         0.17%
      Gross expenses .......................       0.13%          0.14%         0.15%          0.13%         0.17%
   Portfolio turnover rate .................        323%           342%          335%           300%          231%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.






---------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                            GE S&S                 GE S&S
                                                                      PROGRAM MUTUAL FUND        INCOME FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $3,691,606
       and 3,123,720, respectively) ..............................         $4,027,870             $3,088,396
   Short-term investments (at amortized cost) ....................             85,907                     --
   Short-term affiliated investments (at amortized cost) .........                 --                224,707
   Receivable for investments sold ...............................                 --                 24,213
   Income receivables ............................................              4,519                 25,011
   Receivable for fund shares sold ...............................              1,186                  9,505
   Variation margin receivable ...................................                 --                     13
-----------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...............................................          4,119,482              3,371,845
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ......................             43,902                541,388
   Payable for investments purchased .............................                 --                271,839
   Payable for fund shares redeemed ..............................                342                    133
   Payable to GEAM ...............................................                907                  1,174
-----------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................................             45,151                814,534
-----------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................         $4,074,331             $2,557,311
=================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...............................................          3,783,560              2,611,951
   Undistributed (distribution in excess of)
       net investment income .....................................                 --                  3,785
   Accumulated net realized loss .................................            (45,493)               (23,061)
   Net unrealized appreciation/(depreciation) on:
       Investments ...............................................            336,264                (35,324)
       Futures ...................................................                 --                    (40)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................................         $4,074,331             $2,557,311
-----------------------------------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par value respectively;
   unlimited shares authorized) ..................................             95,076                227,459
Net asset value per share ........................................             $42.85                 $11.24


* Includes $42,705 and $526,540 of securities on loan in the GE S&S Program Mutual Fund and GE S&S Income Fund, respectively.






---------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                            GE S&S                  GE S&S
                                                                      PROGRAM MUTUAL FUND         INCOME FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...................................................         $  67,051               $     257
      Interest* ..................................................             1,671                 117,142
      Interest from affliated investments** ......................               --                    9,102
      Less: Foreign taxes withheld ...............................              (207)                    --
---------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..................................................            68,515                 126,501
---------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration fees ........................................             1,974                   1,539
      Transfer agent fees ........................................               689                     654
      Shareholder servicing agent expenses .......................               481                     502
      Custody and accounting expenses ............................               148                     291
      Professional fees ..........................................               154                      98
      Registration, printing, filing and miscellaneous expenses ..               158                     152
---------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT .............             3,604                   3,236
      Less: Fee reimbursement from transfer agent (Note 2) .......               (23)                    (22)
---------------------------------------------------------------------------------------------------------------
       NET EXPENSES ..............................................             3,581                   3,214
---------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .........................................            64,934                 123,287
===============================================================================================================

NET REALIZED AND UNREALIZED GAIN ( LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ................................................           264,954                 (16,126)
      Futures ....................................................                --                  (3,373)
      Written options ............................................                --                     333
      Foreign currency related transactions ......................                --                    (379)

   DECREASE IN UNREALIZED DEPRECIATION ON:
      Investments ................................................          (212,083)                (34,831)
      Futures ....................................................                --                    (780)
      Written options ............................................                --                    (327)
      Foreign currency related transactions ......................                --                    (221)
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on investments ........            52,871                 (55,704)
---------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........         $ 117,805               $  67,583
===============================================================================================================

* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income Fund was $116 and $1,693, respectively.
** Income attributable to securities lending activity, net of rebate, for GE S&S Income Fund was $1,158.




---------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES
IN NET ASSETS FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                    GE S&S                     GE S&S
                                                              PROGRAM MUTUAL FUND            INCOME FUND
-----------------------------------------------------------------------------------------------------------------
                                                             2005          2004           2005          2004
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investments income ........................    $   64,934    $   70,785     $  123,287    $  103,074
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps .....................       264,954       158,300        (19,545)       41,087
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investments,
         futures, written options, foreign currency
         related translations .......................      (212,083)       98,863        (36,159)      (38,670)
-----------------------------------------------------------------------------------------------------------------
      Net increase from operations ..................       117,805       327,948         67,583       105,491
-----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .........................       (66,492)      (70,448)      (122,793)     (103,821)
      Net realized gains ............................      (272,873)      (39,126)        (7,208)      (42,061)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..............................      (339,365)     (109,574)      (130,001)     (145,882)
-----------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions .............................      (221,560)      218,374        (62,418)      (40,391)
-----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ..................       193,508       209,251        153,934       145,939
      Value of distributions reinvested .............       313,372       100,741        123,221       139,059
      Cost of shares redeemed .......................      (365,132)     (313,497)      (259,025)     (257,625)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ..       141,748        (3,505)        18,130        27,373
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..........       (79,812)      214,869        (44,288)      (13,018)

NET ASSETS
   Beginning of year ................................     4,154,143     3,939,274      2,601,599     2,614,617
-----------------------------------------------------------------------------------------------------------------
    END OF YEAR .....................................    $4,074,331    $4,154,143     $2,557,311    $2,601,599
=================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR ...............    $       --    $      434     $    3,785    $    3,670

-----------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold by subscription .........................         4,310         4,809         13,513        12,476
Issued for distributions reinvested .................         7,257         2,222         10,827        11,970
Shares redeemed .....................................        (8,070)       (7,201)       (22,739)      (21,984)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES ..............         3,497          (170)         1,601         2,462
=================================================================================================================



---------
See Notes to Financial Statements.

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE FUNDS

The GE S&S Program Mutual Fund and GE S&S Income Fund are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act. GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances. Foreign securities are valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS
The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS
The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS
As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------

and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INCOME TAXES
(DOLLARS IN THOUSANDS)
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. At December 31, 2005, information on the tax components of capital is as follows:

                                                                                                    NET TAX
                                 COST OF               GROSS TAX             GROSS TAX           APPRECIATION/
                                INVESTMENTS           UNREALIZED            UNREALIZED          (DEPRECIATION)
                             FOR TAX PURPOSES        APPRECIATION          DEPRECIATION         ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund                  $3,825,394             $495,206             $(206,823)             $288,383
GE S&S Income Fund               3,349,275               20,474               (56,646)              (36,172)

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------


                           NET TAX APPRECIATION/                           UNDISTRIBUTED             POST
                             (DEPRECIATION) ON                           LONG-TERM GAINS/           OCTOBER
                          DERIVATIVES, CURRENCY     UNDISTRIBUTED          (ACCUMULATED             LOSSES
                           AND OTHER NET ASSETS         INCOME             CAPITAL LOSS)      (SEE DETAIL BELOW)
-----------------------------------------------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund                     $ --               $     --              $   2,388              $    --
GE S&S Income Fund                   (1)                 4,036                (15,435)              (7,068)


As of December 31, 2005, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                          AMOUNT         EXPIRES
--------------------------------------------------------------------------------
GE S&S Income Fund            $15,435       12/31/13

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2005 as follows:

FUND                          CAPITAL       CURRENCY
--------------------------------------------------------------------------------
GE S&S Income Fund            $6,821          $247

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2005 was as follows:

                    ORDINARY    LONG-TERM
FUND                 INCOME  CAPITAL GAINS     TOTAL
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund     $  73,724     $265,641     $339,365
GE S&S Income
   Fund              129,291          710      130,001

DISTRIBUTIONS TO SHAREHOLDERS
GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. The reclassifications for the year ended December 31, 2005 were as follows:

                 UNDISTRIBUTED   ACCUMULATED
                     NET             NET       PAID
                  INVESTMENT      REALIZED       IN
                    INCOME          LOSS      CAPITAL
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund      $1,124        $(1,124)      $--
GE S&S Income
   Fund               (379)           379        --

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

TRANSFER AGENT CONVERSION EXPENSES
On September 18, 2004, the Funds changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. For the year ended December 31, 2005, PFPC paid $44,794 (dollars not in thousands) of those conversion expenses related to the Funds.


3. LINE OF CREDIT

The Funds share a revolving credit facility of up to $25 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 bps and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Funds during the year ended December 31, 2005.


4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION EXPENSES
During 2005, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

GENPACT (formerly, General Electric Capital International Services*) performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2005, $48,103 (dollars not in thousands) was charged to the GE S&S Program Mutual Fund and $33,253 (dollars not in thousands) was charged to the GE S&S Income Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

*AS OF SEPTEMBER 28, 2005 THE NAME WAS CHANGED FROM GENERAL ELECTRIC CAPITAL
 INTERNATIONAL SERVICES TO GENPACT.


5. INVESTMENT TRANSACTIONS
(DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2005, were as follows:

                         PURCHASES          SALES
--------------------------------------------------------------------------------
GE S&S Program
   Mutual Fund          $1,693,951       $1,822,319

GE S&S Income Fund       9,967,372        9,491,940

                                                               December 31, 2005
Notes to Financial Statements
--------------------------------------------------------------------------------


OPTIONS
During the year ended December 31, 2005, the following option contracts were written:

                                 S&S INCOME FUND
                         ---------------------------
                              NUMBER
                           OF CONTRACTS      PREMIUM
----------------------------------------------------
Balance as of
December 31, 2004              2,136      $     828

Written                   13,367,938          1,709

Closed and Expired       (13,370,074)        (2,537)
----------------------------------------------------
Balance as of
December 31, 2005                 --      $      --
----------------------------------------------------


SECURITY LENDING
At December 31, 2005, the following Funds participated in securities lending:

                      LOANED SECURITIES
                      AT MARKET VALUE
                         (INCLUDING          CASH
                      ACCRUED INTEREST)   COLLATERAL*
------------------------------------------------------
GE S&S Program
   Mutual Fund          $   42,705        $   43,730
GE S&S Income Fund         530,082           541,388

* Collateral of $43,902 for GE S&S Program Mutual Fund, decreased by $172 on January 3, 2006 to reflect the December 30, 2005 change in value of securities on loan.

Report of Independent Registered
Public Accounting Firm
--------------------------------------------------------------------------------


[LOGO OMITTED]
KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of GE S&S Program Mutual Fund and GE S&S Income Fund, including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Income Fund, as of December 31, 2005, and the results of their operations, the changes in their net assets and their financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.



                                           /S/KPMG LLP



Boston, Massachusetts
February 9, 2006

Tax Information, unaudited
--------------------------------------------------------------------------------


For the year ended December 31, 2005



During the year ended December 31, 2005, the following Funds paid to shareholders of record on December 27, 2005, the following long-term capital gain dividends reported on Form 1099 for 2005:

               FUND                                 PER SHARE AMOUNT
               --------------------------------------------------------
               GE S&S Program Mutual Fund                $3.03459
               GE S&S Income                             $0.00316

For the year ended December 31, 2005, certain dividends paid by the fund may be subject to maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid from net investment income during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

                                                        QUALIFIED
                                                         DIVIDEND
               FUND                                      INCOME
               --------------------------------------------------------
               GE S&S Program Mutual Fund              $60,464,057

For corporate shareholders the following represent the amounts that may be eligible for the dividends received deduction:

                                                        DIVIDENDS
                                                        RECEIVED
               FUND                                     DEDUCTION
               --------------------------------------------------------
               GE S&S Program Mutual Fund                77.82%

Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

The Board of Trustees of each Fund considered and unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at a meeting held on April 4, 2005.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM personnel. In advance of the meeting, and in response to their request, the Board members received memoranda prepared by GEAM personnel, which set forth detailed information, including substantial exhibits and other materials, related to GEAM's business and the services it provides to each Fund. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third-party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products that employ the same investment strategies as the Funds. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. Before approving the Funds' advisory agreements, the Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal and compliance departments, senior members of each relevant investment group (e.g., equity, fixed income) and research personnel. During the meeting, the Board members also had an opportunity to hear presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund.

In reaching their determinations relating to continuance of the agreements with respect to each Fund, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed the personnel changes made, and proposed to be made, by GEAM, and that GEAM would be expending significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that the Funds represent a proportionately smaller

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

amount of the overall assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in discussions regarding the investment process for each Fund, the portfolio management and supporting research personnel, the investment style and approach employed for each Fund, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board members concluded that the Funds' performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board members believed was most relevant.

COST OF THE SERVICES TO BE PROVIDED TO THE FUNDS.

The Board members considered the cost of the services provided by GEAM. The Board members noted that, under the investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by the agreement and for the reasonable costs incurred by its affiliate, GE Investment Distributors, Inc. ("GEID"), in providing services specified in its agreement with the Funds as unitholder servicing agent. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members also noted that these charges may not include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable and consistent across GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW.

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed and concurred with information provided by GEAM personnel, which showed how significant Fund asset growth can reduce a Fund's operating expenses.

COMPARISON OF SERVICES TO BE RENDERED AND
COSTS TO BE INCURRED.

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits to GEAM, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that the Funds represent a proportionately smaller amount of the overall assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information, unaudited
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS:

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   60

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 19 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; Laffer Investments since 2000; The Pebble Beach Company since 1999; GE Capital Services, Inc. since 1997; Building with Books since 2000; The Pension Managers Advisory Committee of the New York Stock Exchange since 1997; The Warburg Pincus Advisory Board since 1995; He is also a Trustee of Wagner College and Trustee of Elfun Funds and General Electric Pension Trust since 1986.


--------------------------------------------------------------------------------
DAVID B. CARLSON
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   48

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Domestic Equities of GEAM since September 2003, Senior Vice President, Domestic Equities of GEAM from 1989 to 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2003.


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 18 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND   Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 18 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

Additional Information, unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   50

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL*
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and
GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1997


--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   49

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   52

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 6 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 1999




* EFFECTIVE JANUARY 31, 2006, ROBERT A. MACDOUGALL RETIRED FROM ALL POSITIONS HELD WITH THE TRUST AND WITH GEAM.

Additional Information, unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------
ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   53

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President -
International Equities of GEAM since 1995; Senior Vice President - Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of Elfun Funds and General
Electric Pension Trust since 2004

INVESTMENT ADVISER
GE Asset Management Incorporated



PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED

David B. Carlson, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF COMMERCIAL OFFICER

Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Judith A. Studer, TRUSTEE, SENIOR VICE PRESIDENT, INTERNATIONAL EQUITIES

Kathryn D. Karlic, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME (AS OF FEBRUARY 1, 2006)



PORTFOLIO MANAGERS
GE S&S PROGRAM MUTUAL FUND                         GE S&S INCOME FUND
Team led by David B. Carlson                       Team led by Paul M. Colonna



INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP



CUSTODIAN
State Street Bank & Trust Company



SHAREHOLDER SERVICING AGENT
Address all inquiries INSIDE the Program to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079


Address all inquiries OUTSIDE the Program to:
   GE Funds
   c/o PFPC, Inc.
   P.O. Box 9838
   Providence, RI 02940

Shareholder Services
--------------------------------------------------------------------------------




DAILY VALUE, YIELDS/PERFORMANCE:   1-800-843-3359



INSIDE THE SAVINGS & SECURITY PROGRAM

     Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313
    OR VISIT BENEFITS.GE.COM


OUTSIDE THE SAVINGS & SECURITY PROGRAM

     If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES:  1-800-242-0134
    OR VISIT WWW.GEFUNDS.COM

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

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

                     This page is intentionally left blank.

Highly Rated S&S Funds
--------------------------------------------------------------------------------


                                                MORNINGSTAR RATINGS(TM)
                                              THROUGH DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------

               FUND                                    NUMBER OF                           STAR
            (CATEGORY)                              FUNDS IN CATEGORY                     RATING
-------------------------------------------------------------------------------------------------------------------
S&S PROGRAM MUTUAL -- (Large Blend)
-------------------------------------------------------------------------------------------------------------------
           Overall                                        1490                         [STAR] [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
           3 year                                         1490                         [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
           5 year                                         1155                         [STAR] [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
           10 year                                         408                         [STAR] [STAR] [STAR] [STAR]

-------------------------------------------------------------------------------------------------------------------
S&S INCOME -- (Intermediate-Term Bond Fund)
-------------------------------------------------------------------------------------------------------------------
            Overall                                        901                         [STAR] [STAR] [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
            3 year                                         901                         [STAR] [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
            5 year                                         691                         [STAR] [STAR] [STAR] [STAR]
           --------------------------------------------------------------------------------------------------------
            10 year                                        351                         [STAR] [STAR] [STAR] [STAR]


================================================================================
Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.






        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE S&S FUNDS
3001 SUMMER STREET
STAMFORD, CT 06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

WWW.GEFUNDS.COM




--------------------------------------------------------------------------------
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at HTTP://WWW.GEFUNDS.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at
HTTP://WWW.GEFUNDS.COM; and (ii) on the Commission's website at
HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------





[GE LOGO OMITTED]
                                                                     SS-2 (2/06)
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $19,213 in 2004 and $19,906 in 2005.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $334,355 in 2004 and $159,743 in 2005.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND

By:   /S/John H. Myers
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 07, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/John H. Myers
      John H. Myers
      Chairman, S&S FUNDS

Date:  March 07, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER,  S&S FUNDS

Date:  March 07, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.